UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2005

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive, Ste. 110

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On January 20, 2005, Amylin Pharmaceuticals, Inc. (the “Company”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC (collectively, the “Underwriters”) relating to the sale to the Underwriters of 8 million shares (the “Offering Shares”) of the Company’s common stock, par value $0.001 per share, and the granting of an over-allotment option to purchase up to an additional 1.2 million shares (which, together with the Offering Shares, are referred to herein as the “Shares”) of the Company’s common stock to the Underwriters.  The Company filed a preliminary prospectus supplement dated January 18, 2005 relating to the issuance and sale of the Shares with the Securities and Exchange Commission on January 18, 2005.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Section 8 – Other Events

Item 8.01.  Other Events.

Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the Shares.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(C)                               Exhibits.

Number	Description

1.1

Underwriting Agreement, dated January 20, 2005, by and among Amylin Pharmaceuticals, Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: January 21, 2005	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

1.1

Underwriting Agreement, dated January 20, 2005, by and among Amylin Pharmaceuticals, Inc., Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Wachovia Capital Markets, LLC.

5.1	Opinion of Cooley Godward LLP.

23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1